------------------------------------------------------------------------------

MORGAN STANLEY                           LOGO                     May 13, 2005
Securitized Products Group

------------------------------------------------------------------------------



                           Computational Materials


                                [$80,225,000]
                                (Approximate)

                Residential Asset Securitization Trust 2005-A6

                              IndyMac MBS, Inc.
                                  Depositor


                             IndyMac Bank, F.S.B.
                               Master Servicer





------------------------------------------------------------------------------
     This material has been prepared for information purposes only and is not a solicitation of any offer to buy or sell any security or other financial instrument or to participate in any trading strategy. This is not a research report and was not prepared by the Morgan Stanley research department. It was prepared by Morgan Stanley sales, trading or other non-research personnel. Past performance is not necessarily a guide to future performance. Please see additional important information and qualifications at the end of this material.
------------------------------------------------------------------------------

------------------------------------------------------------------------------

MORGAN STANLEY                        LOGO                        May 13, 2005
Securitized Products Group

------------------------------------------------------------------------------


                         [$80,225,000] (Approximate)

                Residential Asset Securitization Trust 2005-A6


                            Transaction Highlights
                            ----------------------

--------------------------------------------------------------------------------------------------------------------
Offered          Description        Balance(3)   Expected          Avg Life to Call/       Payment Window
Classes                                          Ratings           Mty(1)(2)               Call/Mty (1)(2)
----------------------------------------------------------------------------------------------------------------

    A-1           Floater(4)      [$80,225,000]   AAA/Aaa            2.73 / 2.93        06/05-05/15 /
                                                                                           06/05-05/35
----------------------------------------------------------------------------------------------------------------
    A-2       Inverse Floater /   [$80,225,000]                     Not Offered Hereby
              IO(5)
----------------------------------------------------------------------------------------------------------------
    A-3              NAS          [$21,250,000]                     Not Offered Hereby
----------------------------------------------------------------------------------------------------------------
    A-4             Senior       [$421,188,569]                     Not Offered Hereby
----------------------------------------------------------------------------------------------------------------
    B-1          Subordinate      [$10,450,000]                     Not Offered Hereby
----------------------------------------------------------------------------------------------------------------
    B-2          Subordinate      [$4,950,000]                      Not Offered Hereby
----------------------------------------------------------------------------------------------------------------
    B-3          Subordinate      [$3,025,000]                      Not Offered Hereby
----------------------------------------------------------------------------------------------------------------
    B-4          Subordinate      [$2,750,000]                      Not Offered Hereby
----------------------------------------------------------------------------------------------------------------
    B-5          Subordinate      [$1,925,000]                      Not Offered Hereby
----------------------------------------------------------------------------------------------------------------
    B-6          Subordinate      [$1,650,000]                      Not Offered Hereby
----------------------------------------------------------------------------------------------------------------



Notes: (1) Certificates are priced to a 10% Optional Call.
       (2) Based on 100% PPC, run using the investor settle date.
       (3) Bond sizes subject to a variance of plus or minus 5%.
       (4) The Class A-1 Certificates will have a per annum interest rate equal to the lesser of (i) One-Month LIBOR plus [ ] basis points, and (ii) 5.50%. The Class A-1 Certificates will also be entitled to receive certain corridor contract payments as described under the Corridor Contract section below.
       (5) The Class A-2 Certificates will have a per annum interest rate equal to 5.50% minus the Pass-Through Rate for the Class A-1 Certificates.




------------------------------------------------------------------------------
This material is not a solicitation of any offer to buy or sell any security or other financial instrument or to participate in any trading strategy. This material was not prepared by the Morgan Stanley research department. Please refer to important information and qualifications at the end of this material.
------------------------------------------------------------------------------

------------------------------------------------------------------------------

MORGAN STANLEY                        LOGO                        May 13, 2005
Securitized Products Group

------------------------------------------------------------------------------

Depositor:              IndyMac MBS, Inc.

Master Servicer:        IndyMac Bank

Seller:                 IndyMac Bank

Trustee:                Deutsche Bank National Trust Company

Cut-off Date:           May 1, 2005

Closing Date:           May 27, 2005

Investor Settle:        May 31,2005

Legal Structure         REMIC

Optional Call:          10% Cleanup Call

Distribution Date:      25th of each month, or the next business day,
                        commencing June 27, 2005

Accrual Period:         The interest accrual period (the "Accrual Period") with
                        respect to the Class A-1 and Class A-2 Certificates for a given Distribution Date will be the period beginning on the 25th day of the prior month and ending on the 24th day of the month (on a 30/360 basis) in which the Distribution Date occurs.

ERISA: The Certificates are expected to be eligible for purchase by or with assets of employee benefit plans and other plans and arrangements that are subject to Title I of ERISA or Section 4975 of the Code, subject to certain conditions. Prospective investors should review with legal advisors as to whether the purchase and holding of the Certificates could give rise to a transaction prohibited or not otherwise permissible under ERISA, Section 4975 of the Code or other similar laws.

Managers:               Morgan Stanley (sole lead manager)

Offered Certificates:   The Class A-1 and A-2 Certificates

Other Certificates:     It is anticipated that other classes of certificates
                        will be issued by the issuer, including classes of subordinated certificates and [possibly] including other classes of senior certificates.

Rating Agencies:        The Certificates will be rated by two of the
                        following three rating agencies: Moody's, Fitch and Standard and Poor's with the expected ratings as set forth on the prior page.

Prepayment Assumption:  100% PPC representing 8% to 20% CPR over 12 months.

Credit Enhancement:     Senior / subordinate, shifting interest structure.

                      ----------------------------------------------------
                                            Bond               Initial
                         Certificates      Sizes*           Subordination*
                      -----------------------------------------------------
                             Senior
                          Certificates     95.50%                   4.50%
                          Class B-1         1.90%                   2.60%
                          Class B-2         0.90%                   1.70%
                          Class B-3         0.55%                   1.15%
                          Class B-4         0.50%                   0.65%
                          Class B-5         0.35%                   0.30%
                          Class B-6         0.30%                   0.00%
                     ----------------------------------------------------
                     *Levels are preliminary and subject to a 0.75% variance

------------------------------------------------------------------------------
This material is not a solicitation of any offer to buy or sell any security or other financial instrument or to participate in any trading strategy. This material was not prepared by the Morgan Stanley research department. Please refer to important information and qualifications at the end of this material.
------------------------------------------------------------------------------

------------------------------------------------------------------------------

MORGAN STANLEY                        LOGO                        May 13, 2005
Securitized Products Group

------------------------------------------------------------------------------
Mortgage Loans:     As of the Cut-off Date, the aggregate principal balance of the Mortgage Loans is expected to be $550,000,000, subject to a 5% variance.


Corridor Contract:  Beginning with the first Distribution Date, the Class
                    A-1 Certificates will have the benefit of an interest rate corridor contract. With respect to each applicable Distribution Date, the amount payable by the corridor contract counterparty will equal the product of (i) the excess (if any) of one month LIBOR over 5.20% (subject to a ceiling of 11.70%), (ii) the lesser of (x) the corridor contract notional balance for such Distribution Date and
                    (y) the Class Certificate Balance of the Class A-1 Certificates immediately prior to such Distribution Date and (iii) one-twelfth.

                    On each Distribution Date, the Corridor Contract will only be available to pay current basis risk shortfall incurred in such interest accrual period.

Advances:           The Master Servicer will make cash advances with respect to delinquent payments of principal and interest on the mortgage loans to the extent the Master Servicer believes that the cash advances can be repaid from future payments on the mortgage loans. These cash advances are only intended to maintain a regular flow of scheduled interest and principal payments on the certificates and are not intended to guarantee or insure against losses.

Senior Principal    The principal payments to the Senior Certificates,
Distribution:       to the extent of available funds, will be made
                    concurrently as follows:
                        1. [xx.xx%] as follows:
                               a.  95% of such amount, to the Class A-3
                                   Certificates, an amount up
                                   to the NAS Principal Distribution
                                   Amount, until the Class Princpal
                                   Balance is reduced to zero.

                               b. To the Class A-1 Certificates, until the Class Principal Balance is reduced to zero.

                               c.  To the Class A-3 Certificates, without
                                   regard to the NAS Principal Distribution
                                   Amount, until the Class Principal Balance is reduced to zero.

                        2. [xx.xx%] to the remaining Senior Certificates,
                           until their Class Principal Balances are reduced to zero.

NAS Principal
Distribution        The sum of the NAS Scheduled Amount plus the NAS
Amount:             Prepayment Amount.

NAS Scheduled
Amount: The product of (x) the NAS Percent (y) the senior scheduled principal distribution amount and (z) the NAS Shift Percent.

NAS Prepayment      The product of (x) the NAS Percent (y) the senior prepayment
Amount:             principal distribution amount and (z) the NAS Priority
                    Percent.

NAS Percent:        The sum of (x) the Class A-3 Certificate Balance and (y)
                    $10,250,000 over the balance of the Senior Certificates.


NAS Shift Percent:  For any Distribution Date occurring during the first five years, beginning on the first Distribution Date, 0%. Thereafter, the NAS Shift Percentage for any Distribution Date occurring on or after the fifth anniversary of the first Distribution Date will equal 100%.

NAS Priority
Percent: For any Distribution Date occurring during the first five years, beginning on the first Distribution Date, 0%. Thereafter, the NAS Priority Percentage for any Distribution Date occurring on or after the fifth anniversary of the first Distribution Date will be as follows: for any Distribution Date in the first year thereafter, 30%; for any Distribution Date in the second year thereafter, 40%; for any Distribution Date in the third year thereafter, 60%; for any Distribution Date in the fourth year thereafter, 80%; and for any Distribution Date thereafter, 100%.


------------------------------------------------------------------------------
This material is not a solicitation of any offer to buy or sell any security or other financial instrument or to participate in any trading strategy. This material was not prepared by the Morgan Stanley research department. Please refer to important information and qualifications at the end of this material.
------------------------------------------------------------------------------

------------------------------------------------------------------------------

MORGAN STANLEY                        LOGO                        May 13, 2005
Securitized Products Group

------------------------------------------------------------------------------

                    Preliminary Interest Rate Cap Schedules
                        (Subject to final collateral)
------------------------------------------------------------------------------

           Class A-1              Class A-1                Class A-1
            Interest               Interest                  Interest
              Rate                   Rate                      Rate
            Corridor               Corridor                  Corridor
 Period     Notional    Period     Notional      Period      Notional
            Balance                 Balance                   Balance
              ($)                     ($)                       ($)
-----------------------------------------------------------------------------

    1     80,225,000.00   42     24,719,167.43     83       2,700,138.14
    2     79,293,874.92   43     23,738,369.33     84       2,542,240.93
    3     78,265,443.66   44     22,776,482.04     85       2,390,792.60
    4     77,141,464.79   45     21,833,148.03     86       2,353,896.65
    5     75,923,979.28   46     20,908,016.47     87       2,320,572.36
    6     74,615,306.36   47     20,000,743.11     88       2,290,715.85
    7     73,218,038.12   48     19,110,990.21     89       2,264,225.62
    8     71,735,032.68   49     18,238,426.35     90       2,241,002.49
    9     70,169,406.07   50     17,382,726.36     91       2,220,949.57
   10     68,524,522.70   51     16,543,571.18     92       2,203,972.18
   11     66,803,984.57   52     15,720,647.74     93       2,187,495.93
   12     65,024,266.90   53     14,913,648.90     94       2,171,355.93
   13     63,270,677.93   54     14,122,273.25     95       2,155,545.56
   14     61,550,583.81   55     13,346,225.09     96       2,140,058.32
   15     59,863,353.34   56     12,585,214.27     97       2,124,887.85
   16     58,208,367.13   57     11,838,956.09     98       2,110,621.14
   17     56,585,017.42   58     11,107,171.23     99       2,096,641.71
   18     54,992,707.81   59     10,389,585.62     100      2,082,943.93
   19     53,430,853.12   60      9,685,930.36     101      2,069,522.24
   20     51,898,879.10   61      8,995,941.59     102      2,056,371.21
   21     50,396,222.29   62      8,574,763.91     103      2,043,485.52
   22     48,922,329.79   63      8,165,366.14     104      2,030,859.93
   23     47,476,659.07   64      7,767,507.40     105      2,018,489.32
   24     46,058,677.77   65      7,380,951.48     106      2,006,368.66
   25     44,667,863.52   66      7,005,466.74     107      1,994,493.02
   26     43,303,703.74   67      6,640,826.04     108      1,982,857.57
   27     41,965,695.48   68      6,286,806.62     109      1,971,457.57
   28     40,653,345.21   69      5,943,190.07     110      1,960,775.32
   29     39,366,168.68   70      5,609,762.21     111      1,950,301.57
   30     38,103,690.71   71      5,286,313.03     112      1,940,032.31
   31     36,865,445.03   72      4,972,636.61     113      1,929,963.62
   32     35,650,974.16   73      4,668,531.02     114      1,920,091.66
   33     34,459,829.17   74      4,437,325.81     115      1,910,412.64
   34     33,291,569.57   75      4,214,223.23     116      1,900,922.87
   35     32,145,763.14   76      3,999,042.45     117      1,891,618.71
   36     31,021,985.79   77      3,791,606.22     118      1,882,496.59
   37     29,919,821.37   78      3,591,740.87     119      1,873,553.03
   38     28,838,861.56   79      3,399,276.18     120      1,864,784.58
   39     27,778,705.70   80      3,214,045.38   121 and            0.00
   40     26,738,960.68   81      3,035,885.00 thereafter
   41     25,719,240.76   82      2,864,634.90






------------------------------------------------------------------------------
This material is not a solicitation of any offer to buy or sell any security or other financial instrument or to participate in any trading strategy. This material was not prepared by the Morgan Stanley research department. Please refer to important information and qualifications at the end of this material.
------------------------------------------------------------------------------

------------------------------------------------------------------------------

MORGAN STANLEY                        LOGO                        May 13, 2005
Securitized Products Group

------------------------------------------------------------------------------

This material was prepared by sales, trading or other non-research personnel of one of the following: Morgan Stanley & Co. Incorporated, Morgan Stanley & Co. International Limited, Morgan Stanley Japan Limited and/or Morgan Stanley Dean Witter Asia Limited (together with their affiliates, hereinafter "Morgan Stanley"). This material was not produced by a Morgan Stanley research analyst, although it may refer to a Morgan Stanley research analyst or research report. Unless otherwise indicated, these views (if any) are the author's and may differ from those of the Morgan Stanley fixed income or equity research department or others in the firm.

This material was prepared by or in conjunction with Morgan Stanley trading desks that may deal as principal in or own or act as market maker or liquidity provider for the securities/instruments (or related derivatives) mentioned herein. The trading desk may have accumulated a position in the subject securities/instruments based on the information contained herein. Trading desk materials are not independent of the proprietary interests of Morgan Stanley, which may conflict with your interests. Morgan Stanley may also perform or seek to perform investment banking services for the issuers of the securities and instruments mentioned herein.

This material has been prepared for information purposes only and is not a solicitation of any offer to buy or sell any security/instrument or to participate in any trading strategy. Any such offer would be made only after a prospective participant had completed its own independent investigation of the securities, instruments or transactions and received all information it required to make its own investment decision, including, where applicable, a review of any offering circular or memorandum describing such security or instrument. That information would contain material information not contained herein and to which prospective participants are referred. This material is based on public information as of the specified date, and may be stale
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Any securities referred to in this material may not have been registered
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The securities/instruments discussed in this material may not be suitable for
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only. Other recipients should seek independent financial advice prior to
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recipients should determine, in consultation with their own investment, legal,
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well as the legal, tax, regulatory and accounting characteristics and
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investors should understand the nature and extent of their rights and
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For Morgan Stanley customers who are purchasing or writing exchange-traded options, please review the publication `Characteristics and Risks of
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The value of and income from investments may vary because of changes in
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conditions of companies or other factors. There may be time limitations on the exercise of options or other rights in securities/instruments transactions. Past performance is not necessarily a guide to future performance. Estimates of future performance are based on assumptions that may not be realized.
Actual events may differ from those assumed and changes to any assumptions may
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estimated returns or projections will be realized or that actual returns or
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Some of the information contained in this document may be aggregated data of
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Notwithstanding anything herein to the contrary, Morgan Stanley and each recipient hereof agree that they (and their employees, representatives, and
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In the UK, this communication is directed in the UK to those persons who
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be financially able to bear such risk and (iii) have determined that an investment in the securities is suitable and appropriate for it.

------------------------------------------------------------------------------
 (c) 2004 Morgan Stanley
------------------------------------------------------------------------------

Indymac 2005-A6                                                  MORGAN STANLEY
Preliminary Tape                                                  2,585 records
All records                                               Balance:  508,389,686
-------------------------------------------------------------------------------


------------------------------------------------------------------------------------------
                                                                       Weighted
                     Number                        % of                 Average      Non-
                         of            Total      Total    Weighted    Original      Zero
Mortgage Rates     Mortgage          Current    Current     Average     Subject      FICO
(%)                   Loans      Balance ($)    Balance  Coupon (%)     LTV (%)     Score
------------------------------------------------------------------------------------------

4.501 - 5.000             4       765,638.56       0.15       4.958       69.20       728
5.001 - 5.500            53    11,857,558.61       2.33       5.461       70.08       729
5.501 - 6.000         1,261   263,525,063.67      51.84       5.869       65.58       714
6.001 - 6.500         1,199   222,117,035.86      43.69       6.296       72.65       703
6.501 - 7.000            46     7,186,911.14       1.41       6.807       77.80       677
7.001 - 7.500            13     2,327,499.99       0.46       7.325       80.48       687
7.501 - 8.000             4       403,678.19       0.08       7.805       79.88       638
8.001 - 8.500             3       139,999.94       0.03       8.443       60.75       669
8.501 - 9.000             2        66,300.00       0.01       8.821       90.75       735

------------------------------------------------------------------------------------------
Total:                2,585   508,389,685.96     100.00       6.067       69.03       709
------------------------------------------------------------------------------------------
Minimum:  4.875%
Maximum:  9.000%
Weighted Average:  6.067%
------------------------------------------------------------------------------------------



This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private
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Placement Memorandum will contain all material information in respect of any
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should be made solely in reliance upon such Prospectus or Private Placement
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assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of
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relied on for such purposes. No representation is made that any returns
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Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for
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issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

Indymac 2005-A6                                                  MORGAN STANLEY
Preliminary Tape                                                  2,585 records
All records                                               Balance:  508,389,686
-------------------------------------------------------------------------------



------------------------------------------------------------------------------------------
                                                                       Weighted
                     Number                        % of                 Average      Non-
                         of            Total      Total    Weighted    Original      Zero
Net Coupon         Mortgage          Current    Current     Average     Subject      FICO
(%)                   Loans      Balance ($)    Balance  Coupon (%)     LTV (%)     Score
------------------------------------------------------------------------------------------
4.001 - 4.500             1       233,133.32       0.05       4.875       65.00       700
4.501 - 5.000            14     2,967,279.13       0.58       5.255       71.76       725
5.001 - 5.500           361    78,626,417.94      15.47       5.684       65.82       724
5.501 - 6.000         1,584   316,997,200.96      62.35       6.027       67.86       709
6.001 - 6.500           579   103,090,195.29      20.28       6.439       74.44       699
6.501 - 7.000            28     4,335,836.40       0.85       6.970       77.89       688
7.001 - 7.500            11     1,756,444.79       0.35       7.455       80.64       666
7.501 - 8.000             2       176,878.19       0.03       7.875       79.73       633
8.001 - 8.500             4       187,499.94       0.04       8.521       69.43       695
8.501 - 9.000             1        18,800.00       0.00       9.000       80.00       648
------------------------------------------------------------------------------------------
Total:                2,585   508,389,685.96     100.00       6.067       69.03       709
------------------------------------------------------------------------------------------
Minimum:  4.490%
Maximum:  8.685%
Weighted Average:  5.750%
------------------------------------------------------------------------------------------




                                                                              Weighted
                          Number                         % of                  Average           Non-
Current Mortgage Loan         of            Total       Total    Weighted     Original           Zero
Principal               Mortgage          Current     Current     Average      Subject           FICO
Balance($)                 Loans      Balance ($)     Balance  Coupon (%)      LTV (%)          Score
-----------------------------------------------------------------------------------------------------
0.01 - 100,000.00             258    20,541,697.26        4.04       6.228         62.35          711
100,000.01 - 200,000.00     1,244   187,503,677.20       36.88       6.098         68.85          706
200,000.01 - 300,000.00       756   187,079,036.47       36.80       6.044         69.69          710
300,000.01 - 400,000.00       302   102,009,947.27       20.07       6.025         69.38          711
400,000.01 - 500,000.00        25    11,255,327.76        2.21       6.024         70.32          718
-----------------------------------------------------------------------------------------------------
Total:                      2,585   508,389,685.96      100.00       6.067         69.03          709
-----------------------------------------------------------------------------------------------------

Minimum ($):  18,800.00
Maximum ($):  499,490.23
Average ($):  196,669.12
Total ($):    508,389,685.96
-----------------------------------------------------------------------------------------------------





This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained herein may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained herein. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

Indymac 2005-A6                                                  MORGAN STANLEY
Preliminary Tape                                                  2,585 records
All records                                               Balance:  508,389,686
-------------------------------------------------------------------------------



------------------------------------------------------------------------------------------
                                                                       Weighted
                     Number                        % of                 Average      Non-
                         of            Total      Total    Weighted    Original      Zero
FICO               Mortgage          Current    Current     Average     Subject      FICO
Score                 Loans      Balance ($)    Balance  Coupon (%)     LTV (%)     Score
------------------------------------------------------------------------------------------
Not Available             2       424,774.14       0.08       6.206       60.75         0
601 - 625                54    10,152,192.19       2.00       6.280       70.94       622
626 - 650               266    51,481,892.36      10.13       6.121       67.37       638
651 - 675               394    76,774,326.80      15.10       6.120       69.46       665
676 - 700               503    99,067,291.09      19.49       6.090       68.79       688
701 - 725               435    85,081,041.59      16.74       6.058       69.52       713
726 - 750               378    76,397,254.09      15.03       6.029       71.70       737
751 - 775               293    58,963,244.57      11.60       6.011       69.31       763
776 - 800               190    36,348,965.08       7.15       5.967       66.62       788
801 - 825                70    13,698,704.05       2.69       6.019       60.86       806
------------------------------------------------------------------------------------------
Total:                2,585   508,389,685.96     100.00       6.067       69.03       709
------------------------------------------------------------------------------------------
Minimum:  620
Maximum:  819
Weighted Average:  709
------------------------------------------------------------------------------------------



------------------------------------------------------------------------------------------
                                                                       Weighted
                     Number                        % of                 Average      Non-
                         of            Total      Total    Weighted    Original      Zero
Documentation       Mortgage         Current    Current    Average      Subject      FICO
Level                 Loans      Balance ($)    Balance  Coupon (%)     LTV (%)     Score
------------------------------------------------------------------------------------------
Reduced               1,074   222,237,345.22      43.71       6.091       69.63       708
Full/Alt                829   156,989,977.81      30.88       5.986       73.68       711
No Documentation        480    88,602,272.56      17.43       6.101       58.50       708
No Ratio                202    40,560,090.37       7.98       6.176       70.83       705
------------------------------------------------------------------------------------------
Total:                2,585   508,389,685.96     100.00       6.067       69.03       709
------------------------------------------------------------------------------------------


This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained herein may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained herein. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

Indymac 2005-A6                                                  MORGAN STANLEY
Preliminary Tape                                                  2,585 records
All records                                               Balance:  508,389,686
-------------------------------------------------------------------------------



------------------------------------------------------------------------------------------
                                                                       Weighted
                     Number                        % of                 Average      Non-
                         of            Total      Total    Weighted    Original      Zero
Original Loan-to   Mortgage          Current    Current     Average     Subject      FICO
-Value Ratio(%)       Loans      Balance ($)    Balance  Coupon (%)     LTV (%)     Score
------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------
<= 30.00                 63     9,176,872.36       1.81       5.996       24.45       734
30.01 - 35.00            48     8,070,791.82       1.59       5.945       32.73       702
35.01 - 40.00            53     8,705,471.02       1.71       6.034       38.16       716
40.01 - 45.00            87    16,395,989.07       3.23       5.977       42.92       713
45.01 - 50.00           119    22,103,039.57       4.35       5.994       47.75       710
50.01 - 55.00           112    20,954,051.86       4.12       5.968       52.33       706
55.01 - 60.00           193    41,024,736.06       8.07       5.929       58.01       710
60.01 - 65.00           245    53,515,726.76      10.53       5.987       63.33       701
65.01 - 70.00           235    48,078,678.70       9.46       6.068       68.38       704
70.01 - 75.00           238    47,398,521.05       9.32       6.069       73.55       709
75.01 - 80.00           995   196,750,824.50      38.70       6.132       79.43       712
80.01 - 85.00            31     5,750,784.63       1.13       6.056       83.21       693
85.01 - 90.00           114    21,296,029.10       4.19       6.198       89.39       707
90.01 - 95.00            51     8,844,354.24       1.74       6.212       94.33       699
95.01 - 100.00            1       323,815.22       0.06       6.500      100.00       789
------------------------------------------------------------------------------------------
Total:                2,585   508,389,685.96     100.00       6.067       69.03       709
------------------------------------------------------------------------------------------
Minimum:  10.00%
Maximum:  100.00%
Weighted Average by Current Balance:  69.03%
------------------------------------------------------------------------------------------



------------------------------------------------------------------------------------------
Coverage on                                                           Weighted
Loans with          Number                        % of                 Average       Non-
Original Loan-          of            Total      Total    Weighted    Original       Zero
to-Value Ratios   Mortgage          Current    Current     Average     Subject       FICO
above 80%            Loans       Balance ($)   Balance  Coupon (%)     LTV (%)      Score
------------------------------------------------------------------------------------------
Y                      197    36,214,983.19     100.00       6.182       89.71       704
------------------------------------------------------------------------------------------
Total:                 197    36,214,983.19     100.00       6.182       89.71       704
------------------------------------------------------------------------------------------


This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained herein may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained herein. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

Indymac 2005-A6                                                  MORGAN STANLEY
Preliminary Tape                                                  2,585 records
All records                                               Balance:  508,389,686
-------------------------------------------------------------------------------



------------------------------------------------------------------------------------------
                                                                       Weighted
                     Number                        % of                 Average      Non-
Geographic               of            Total      Total    Weighted    Original      Zero
Distribution       Mortgage          Current    Current     Average     Subject      FICO
by Balance            Loans      Balance ($)    Balance  Coupon (%)     LTV (%)     Score
------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------
California              589   138,179,598.32      27.18       5.983       61.59       713
New York                222    56,558,928.64      11.13       6.106       66.01       703
Florida                 281    46,062,096.82       9.06       6.177       71.96       709
Michigan                168    27,339,400.72       5.38       6.113       76.58       707
New Jersey              104    22,192,702.73       4.37       6.126       69.53       708
Arizona                 119    19,899,939.13       3.91       6.120       74.71       710
Massachusetts            80    18,531,241.59       3.65       6.101       65.42       711
Washington               61    12,126,184.99       2.39       5.970       74.75       716
Illinois                 60    11,602,665.79       2.28       6.190       75.24       691
Colorado                 57    10,932,522.10       2.15       6.045       71.88       734
Other                   844   144,964,405.13      28.51       6.068       73.38       706
------------------------------------------------------------------------------------------
Total:                2,585   508,389,685.96     100.00       6.067       69.03       709
------------------------------------------------------------------------------------------
Number of States Represented:  51
------------------------------------------------------------------------------------------



------------------------------------------------------------------------------------------
                                                                       Weighted
                     Number                        % of                 Average       Non-
                         of           Total       Total    Weighted    Original       Zero
                   Mortgage         Current     Current     Average     Subject       FICO
Purpose               Loans      Balance ($)    Balance  Coupon (%)     LTV (%)      Score
------------------------------------------------------------------------------------------
Refinance - Cashout   1,127   226,761,168.62      44.60       6.090       64.38       699
Purchase                784   150,130,904.45      29.53       6.127       75.24       725
Refinance - Rate Term   674   131,497,612.89      25.87       5.960       69.98       708
------------------------------------------------------------------------------------------
Total:                2,585   508,389,685.96     100.00       6.067       69.03       709
------------------------------------------------------------------------------------------


This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained herein may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained herein. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

Indymac 2005-A6                                                  MORGAN STANLEY
Preliminary Tape                                                  2,585 records
All records                                               Balance:  508,389,686
-------------------------------------------------------------------------------



-----------------------------------------------------------------------------------------------------------------------
                                                                      Weighted
                                         Number                           % of                        Average      Non-
                                             of            Total         Total        Weighted       Original      Zero
Property                               Mortgage          Current       Current         Average        Subject      FICO
Type                                      Loans      Balance ($)       Balance      Coupon (%)        LTV (%)     Score
-----------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------
Adobe Acrobat Exchange-Pro 6.0
Single Family Residence                   1,830     357,291,687.81       70.28           6.049          69.20       706
Planned Unit Development                    300      56,570,366.18       11.13           6.110          72.80       719
2 Family                                    155      36,638,853.74        7.21           6.103          65.44       709
Condo - Low Rise <5 floors                  167      28,390,606.16        5.58           6.107          68.02       719
3 Family                                     49      12,987,948.73        2.55           6.110          66.03       723
4 Family                                     30       7,521,664.80        1.48           6.131          61.42       712
Townhouse                                    31       5,271,745.97        1.04           6.011          67.98       698
Condo - High Rise >8 floors                  17       2,941,527.27        0.58           6.295          69.77       709
Co-op                                         5         678,316.27        0.13           6.312          49.17       720
Manufactured Housing                          1          96,969.03        0.02           6.500          78.08       646
Total:                                    2,585     508,389,685.96      100.00           6.067          69.03       709

-----------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------
                                                                       Weighted
                     Number                        % of                 Average       Non-
                         of           Total       Total    Weighted    Original       Zero
                   Mortgage         Current     Current     Average     Subject       FICO
Occupany              Loans      Balance ($)    Balance  Coupon (%)     LTV (%)      Score
------------------------------------------------------------------------------------------
Primary              2,157       432,452,641.35   85.06       6.054       69.80       706
Investment             346        61,514,803.86   12.10       6.147       63.30       722
Second Home             82        14,422,240.75    2.84       6.122       70.54       724
------------------------------------------------------------------------------------------
Total:               2,585       508,389,685.96  100.00       6.067       69.03       709
------------------------------------------------------------------------------------------


This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained herein may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained herein. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

Indymac 2005-A6                                                  MORGAN STANLEY
Preliminary Tape                                                  2,585 records
All records                                               Balance:  508,389,686
-------------------------------------------------------------------------------



---------------------------------------------------------------------------------------------
                                                                          Weighted
                        Number                        % of                 Average      Non-
Remaining Term              of            Total      Total    Weighted    Original      Zero
to Stated Maturity    Mortgage          Current    Current     Average     Subject      FICO
(Months)                 Loans      Balance ($)    Balance  Coupon (%)     LTV (%)     Score
---------------------------------------------------------------------------------------------
101 - 105                   1          109,201.37    0.02       4.990       63.65       716
116 - 120                   1          162,863.55    0.03       5.500       29.91       763
146 - 150                   1          102,916.17    0.02       6.500       65.90       742
161 - 165                   1          168,917.95    0.03       4.990       69.85       762
176 - 180                   5          882,482.56    0.17       5.493       54.22       709
236 - 240                  13        2,422,792.13    0.48       6.083       63.60       709
296 - 300                   5        1,055,947.26    0.21       6.077       70.89       693
341 - 345                   1          269,791.32    0.05       6.500       90.00       704
346 - 350                   1          110,446.61    0.02       6.000       65.88       752
351 - 355                  49        8,860,890.64    1.74       6.072       69.78       704
356 - 360               2,507      494,243,436.40   97.22       6.069       69.07       709
---------------------------------------------------------------------------------------------
Total:                  2,585      508,389,685.96  100.00       6.067       69.03       709
---------------------------------------------------------------------------------------------
Minimum (months):  104
Maximum (months):  360
Weighted Average (months): 358
------------------------------------------------------------------------------------------



------------------------------------------------------------------------------------------
                                                                       Weighted
                     Number                        % of                 Average       Non-
                         of           Total       Total    Weighted    Original       Zero
                   Mortgage         Current     Current     Average     Subject       FICO
Product Type          Loans      Balance ($)    Balance  Coupon (%)     LTV (%)      Score
------------------------------------------------------------------------------------------
Fixed - 20 Year          13      2,422,792.13      0.48       6.083       63.60       709
Fixed - 30 Year       2,572    505,966,893.83     99.52       6.067       69.06       709
------------------------------------------------------------------------------------------
Total:                2,585    508,389,685.96    100.00       6.067       69.03       709
------------------------------------------------------------------------------------------


This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained herein may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained herein. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

Indymac 2005-A6                                                  MORGAN STANLEY
Preliminary Tape                                                  2,585 records
All records                                               Balance:  508,389,686
-------------------------------------------------------------------------------



------------------------------------------------------------------------------------------
                                                                       Weighted
                     Number                        % of                 Average      Non-
                         of            Total      Total    Weighted    Original      Zero
                   Mortgage          Current    Current     Average     Subject      FICO
Interest Only         Loans      Balance ($)    Balance  Coupon (%)     LTV (%)     Score
------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------
N                    2,166    428,739,000.00     84.33       6.073       68.46       708
Y                      419     79,650,685.96     15.67       6.035       72.12       715
------------------------------------------------------------------------------------------
Total:               2,585    508,389,685.96    100.00       6.067       69.03       709
------------------------------------------------------------------------------------------



------------------------------------------------------------------------------------------
                                                                       Weighted
                     Number                        % of                 Average       Non-
                         of           Total       Total    Weighted    Original       Zero
Payment            Mortgage         Current     Current     Average     Subject       FICO
Penalty Flag          Loans      Balance ($)    Balance  Coupon (%)     LTV (%)      Score
------------------------------------------------------------------------------------------
N                     2,465   484,489,388.78      95.30       6.067       68.85        709
Y                       120    23,900,297.18       4.70       6.076       72.86        708
------------------------------------------------------------------------------------------
Total:                2,585   508,389,685.96     100.00       6.067       69.03        709
------------------------------------------------------------------------------------------


                                                                       Weighted
                     Number                        % of                 Average       Non-
                         of           Total       Total    Weighted    Original       Zero
Payment Penalty    Mortgage         Current     Current     Average     Subject       FICO
Term (Months)         Loans      Balance ($)    Balance  Coupon (%)     LTV (%)      Score
------------------------------------------------------------------------------------------
0                     2,465      484,489,388.78   95.30       6.067       68.85       709
12                       12        2,573,592.41    0.51       6.017       66.78       719
24                        1          259,143.53    0.05       6.000       60.47       710
36                       87       17,903,896.87    3.52       6.084       73.87       704
60                       20        3,163,664.37    0.62       6.086       73.09       717
------------------------------------------------------------------------------------------
Total:                2,585      508,389,685.96  100.00       6.067       69.03       709
------------------------------------------------------------------------------------------

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained herein may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained herein. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.